Exhibit 99.1

Investor Relations
investor.relations@aa.com

FOR RELEASE: Tuesday, November 10, 2020
AMERICAN AIRLINES GROUP ANNOUNCES PRICING OF OFFERING OF COMMON STOCK
FORT WORTH, Texas –– American Airlines Group Inc. (NASDAQ: AAL) (the “Company”) today announced that it priced its underwritten public offering of 38,500,000 shares of its common stock (the “Common Stock”). BofA Securities may offer the Common Stock from time to time in one or more transactions on the Nasdaq, in the over-the-counter market, through negotiated transactions or otherwise at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices. The Company expects to use the net proceeds from the offering for general corporate purposes and to enhance the Company’s liquidity position.
The Company has granted the underwriter of the offering a 30-day option to purchase, in whole or in part, up to 5,775,000 additional shares of Common Stock.
The offering is expected to close on November 13, 2020, subject to customary closing conditions.
BofA Securities is acting as the sole underwriter for the offering. The Company has filed a registration statement (including a prospectus) with the SEC as well as a preliminary prospectus supplement with respect to the offering to which this communication relates. Before you invest, you should read the preliminary prospectus supplement and the prospectus in that registration statement and other documents the Company has filed with the SEC for more complete information about the Company and the offering. You may get these documents free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company or the underwriter participating in the offering will arrange to send you the preliminary prospectus supplement (or, when available, the final prospectus supplement) and the accompanying prospectus upon request to: BofA Securities, NC1-004-03-43, 200 North College Street, 3rd floor, Charlotte NC 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com.
This press release does not constitute an offer to sell or a solicitation of an offer to buy the shares of Common Stock or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration and qualification under the securities laws of such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements
Certain of the statements contained or referred to herein, including those regarding the offering, should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in American Airlines Group Inc.’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2020 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors) and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. In particular, the consequences of the coronavirus outbreak to economic conditions and the travel industry in general and the financial position and operating results of the Company in particular have been material, are changing rapidly, and cannot be predicted. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

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